SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Hereford Street Trust
Fidelity Money Market Trust
Fidelity Newbury Street Trust
Fidelity Phillips Street Trust
Fidelity Salem Street Trust
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

TELEPROXY™ CONFIRMATION NOTICE

This notice is a confirmation of the proxy vote cast via the telephone for the mutual fund listed below.

Shareholder name and address appears here (left)

{TRUST NAME: FUND NAME MERGED}

Special Meeting of Shareholders - May 12, 2015

Telephonic Voting Confirmation: You have received this document in order to confirm the telephonic voting instructions ("TeleProxyTM") received and recorded by D.F. King, An ASTOne Company in conjunction with your investment in the mutual fund referenced above. By electing to vote over the phone, you have authorized D.F. King, An ASTOne Company Inc. to instruct the persons appointed as proxies to represent your shares at the shareholder meeting, or any adjournment thereof, in the manner set forth below. This notice is for your records.

PROPOSAL YOUR VOTES

1. To elect a Board of Trustees.

(01) Elizabeth S. Acton

(02) John Engler

(03) Albert R. Gamper, Jr.

(04) Robert F. Gartland

(05) Abigail P. Johnson

(06) Arthur E. Johnson

(07) Michael E. Kenneally

(08) James H. Keyes

(09) Marie L. Knowles

(10) Geoffrey A. von Kuhn

FOR INFORMATION PURPOSES ONLY - NO NEED TO RESPOND

Please review this document to ensure the accuracy of your telephonic voting instructions. As mentioned, this is for informational purposes only and should be kept for your records. If there should be any question about the execution of this proxy or the above-mentioned voting instructions, please contact D.F. King, An ASTOne Company at 1-877-213-4687 Monday through Friday between the hours of 10:00 am to 8:00 pm EST.

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TELEPROXY™ CONFIRMATION NOTICE

This notice is a confirmation of the proxy vote cast via the telephone for the mutual fund listed below.

Shareholder name and address appears here (left)

FIDELITY MONEY MARKET TRUST: RETIREMENT MONEY MARKET PORTFOLIO

Special Meeting of Shareholders - May 12, 2015

Telephonic Voting Confirmation: You have received this document in order to confirm the telephonic voting instructions ("TeleProxyTM") received and recorded by D.F. King, An ASTOne Company in conjunction with your investment in the mutual fund referenced above. By electing to vote over the phone, you have authorized D.F. King, An ASTOne Company Inc. to instruct the persons appointed as proxies to represent your shares at the shareholder meeting, or any adjournment thereof, in the manner set forth below. This notice is for your records.

PROPOSALS YOUR VOTES

1. To elect a Board of Trustees.

(01) Elizabeth S. Acton

(02) John Engler

(03) Albert R. Gamper, Jr.

(04) Robert F. Gartland

(05) Abigail P. Johnson

(06) Arthur E. Johnson

(07) Michael E. Kenneally

(08) James H. Keyes

(09) Marie L. Knowles

(10) Geoffrey A. von Kuhn

2. To modify the fund's fundamental concentration policy.

FOR INFORMATION PURPOSES ONLY - NO NEED TO RESPOND

Please review this document to ensure the accuracy of your telephonic voting instructions. As mentioned, this is for informational purposes only and should be kept for your records. If there should be any question about the execution of this proxy or the above-mentioned voting instructions, please contact D.F. King, An ASTOne Company at 1-877-213-4687 Monday through Friday between the hours of 10:00 am to 8:00 pm EST.

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TELEPROXY™ CONFIRMATION NOTICE

This notice is a confirmation of the proxy vote cast via the telephone for the mutual fund listed below.

Shareholder name and address appears here (left)

FIDELITY NEWBURY STREET TRUST: PRIME FUND

Special Meeting of Shareholders - May 12, 2015

Telephonic Voting Confirmation: You have received this document in order to confirm the telephonic voting instructions ("TeleProxyTM") received and recorded by D.F. King, An ASTOne Company in conjunction with your investment in the mutual fund referenced above. By electing to vote over the phone, you have authorized D.F. King, An ASTOne Company Inc. to instruct the persons appointed as proxies to represent your shares at the shareholder meeting, or any adjournment thereof, in the manner set forth below. This notice is for your records.

PROPOSALS YOUR VOTES

1. To elect a Board of Trustees.

(01) Elizabeth S. Acton

(02) John Engler

(03) Albert R. Gamper, Jr.

(04) Robert F. Gartland

(05) Abigail P. Johnson

(06) Arthur E. Johnson

(07) Michael E. Kenneally

(08) James H. Keyes

(09) Marie L. Knowles

(10) Geoffrey A. von Kuhn

2. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Prime Fund to Fidelity® Government Money Market Fund in exchange solely for corresponding shares of beneficial interest of Fidelity Government Money Market Fund and the assumption by Fidelity Government Money Market Fund of Prime Fund's liabilities, in complete liquidation of Prime Fund.

FOR INFORMATION PURPOSES ONLY - NO NEED TO RESPOND

Please review this document to ensure the accuracy of your telephonic voting instructions. As mentioned, this is for informational purposes only and should be kept for your records. If there should be any question about the execution of this proxy or the above-mentioned voting instructions, please contact D.F. King, An ASTOne Company at 1-877-213-4687 Monday through Friday between the hours of 10:00 am to 8:00 pm EST.

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TELEPROXY™ CONFIRMATION NOTICE

This notice is a confirmation of the proxy vote cast via the telephone for the mutual fund listed below.

Shareholder name and address appears here (left)

FIDELITY PHILLIPS STREET TRUST: FIDELITY® U.S. GOVERNMENT RESERVES

Special Meeting of Shareholders - May 12, 2015

Telephonic Voting Confirmation: You have received this document in order to confirm the telephonic voting instructions ("TeleProxyTM") received and recorded by D.F. King, An ASTOne Company in conjunction with your investment in the mutual fund referenced above. By electing to vote over the phone, you have authorized D.F. King, An ASTOne Company Inc. to instruct the persons appointed as proxies to represent your shares at the shareholder meeting, or any adjournment thereof, in the manner set forth below. This notice is for your records.

PROPOSALS YOUR VOTES

1. To elect a Board of Trustees.

(01) Elizabeth S. Acton

(02) John Engler

(03) Albert R. Gamper, Jr.

(04) Robert F. Gartland

(05) Abigail P. Johnson

(06) Arthur E. Johnson

(07) Michael E. Kenneally

(08) James H. Keyes

(09) Marie L. Knowles

(10) Geoffrey A. von Kuhn

2. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity U.S. Government Reserves to Fidelity Government Money Market Fund in exchange solely for shares of beneficial interest of Fidelity Government Money Market Fund and the assumption by Fidelity Government Money Market Fund of Fidelity U.S. Government Reserves' liabilities, in complete liquidation of Fidelity U.S. Government Reserves.

FOR INFORMATION PURPOSES ONLY - NO NEED TO RESPOND

Please review this document to ensure the accuracy of your telephonic voting instructions. As mentioned, this is for informational purposes only and should be kept for your records. If there should be any question about the execution of this proxy or the above-mentioned voting instructions, please contact D.F. King, An ASTOne Company at 1-877-213-4687 Monday through Friday between the hours of 10:00 am to 8:00 pm EST.

T4

TELEPROXY™ CONFIRMATION NOTICE

This notice is a confirmation of the proxy vote cast via the telephone for the mutual fund listed below.

Shareholder name and address appears here (left)

FIDELITY PHILLIPS STREET TRUST: FIDELITY® CASH RESERVES

Special Meeting of Shareholders - May 12, 2015

Telephonic Voting Confirmation: You have received this document in order to confirm the telephonic voting instructions ("TeleProxyTM") received and recorded by D.F. King, An ASTOne Company in conjunction with your investment in the mutual fund referenced above. By electing to vote over the phone, you have authorized D.F. King, An ASTOne Company Inc. to instruct the persons appointed as proxies to represent your shares at the shareholder meeting, or any adjournment thereof, in the manner set forth below. This notice is for your records.

PROPOSALS YOUR VOTES

1. To elect a Board of Trustees.

(01) Elizabeth S. Acton

(02) John Engler

(03) Albert R. Gamper, Jr.

(04) Robert F. Gartland

(05) Abigail P. Johnson

(06) Arthur E. Johnson

(07) Michael E. Kenneally

(08) James H. Keyes

(09) Marie L. Knowles

(10) Geoffrey A. von Kuhn

3. To modify the fund's fundamental concentration policy.

4. For the fund, a shareholder proposal requesting that the Board of Trustees institute procedures to prevent holding investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity.

FOR INFORMATION PURPOSES ONLY - NO NEED TO RESPOND

Please review this document to ensure the accuracy of your telephonic voting instructions. As mentioned, this is for informational purposes only and should be kept for your records. If there should be any question about the execution of this proxy or the above-mentioned voting instructions, please contact D.F. King, An ASTOne Company at 1-877-213-4687 Monday through Friday between the hours of 10:00 am to 8:00 pm EST.

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TELEPROXY™ CONFIRMATION NOTICE

This notice is a confirmation of the proxy vote cast via the telephone for the mutual fund listed below.

Shareholder name and address appears here (left)

FIDELITY SALEM STREET TRUST: MONEY MARKET PORTFOLIO

Special Meeting of Shareholders - May 12, 2015

Telephonic Voting Confirmation: You have received this document in order to confirm the telephonic voting instructions ("TeleProxyTM") received and recorded by D.F. King, An ASTOne Company in conjunction with your investment in the mutual fund referenced above. By electing to vote over the phone, you have authorized D.F. King, An ASTOne Company Inc. to instruct the persons appointed as proxies to represent your shares at the shareholder meeting, or any adjournment thereof, in the manner set forth below. This notice is for your records.

PROPOSALS YOUR VOTES

1. To elect a Board of Trustees.

(01) Elizabeth S. Acton

(02) John Engler

(03) Albert R. Gamper, Jr.

(04) Robert F. Gartland

(05) Abigail P. Johnson

(06) Arthur E. Johnson

(07) Michael E. Kenneally

(08) James H. Keyes

(09) Marie L. Knowles

(10) Geoffrey A. von Kuhn

2. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Money Market Portfolio (Select Money Market) to Fidelity® Money Market Fund (Fidelity Money Market) in exchange solely for shares of beneficial interest of Fidelity Money Market and the assumption by Fidelity Money Market of Select Money Market's liabilities, in complete liquidation of Select Money Market.

FOR INFORMATION PURPOSES ONLY - NO NEED TO RESPOND

Please review this document to ensure the accuracy of your telephonic voting instructions. As mentioned, this is for informational purposes only and should be kept for your records. If there should be any question about the execution of this proxy or the above-mentioned voting instructions, please contact D.F. King, An ASTOne Company at 1-877-213-4687 Monday through Friday between the hours of 10:00 am to 8:00 pm EST.

T6

TELEPROXY™ CONFIRMATION NOTICE

This notice is a confirmation of the proxy vote cast via the telephone for the mutual fund listed below.

Shareholder name and address appears here (left)

{TRUST NAME: FUND NAME MERGED}

Special Meeting of Shareholders - May 12, 2015

Telephonic Voting Confirmation: You have received this document in order to confirm the telephonic voting instructions ("TeleProxyTM") received and recorded by D.F. King, An ASTOne Company in conjunction with your investment in the mutual fund referenced above. By electing to vote over the phone, you have authorized D.F. King, An ASTOne Company Inc. to instruct the persons appointed as proxies to represent your shares at the shareholder meeting, or any adjournment thereof, in the manner set forth below. This notice is for your records.

PROPOSALS YOUR VOTES

1. To elect a Board of Trustees.

(01) Elizabeth S. Acton

(02) John Engler

(03) Albert R. Gamper, Jr.

(04) Robert F. Gartland

(05) Abigail P. Johnson

(06) Arthur E. Johnson

(07) Michael E. Kenneally

(08) James H. Keyes

(09) Marie L. Knowles

(10) Geoffrey A. von Kuhn

3. For the fund, a shareholder proposal requesting that the Board of Trustees institute procedures to prevent holding investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity.

FOR INFORMATION PURPOSES ONLY - NO NEED TO RESPOND

Please review this document to ensure the accuracy of your telephonic voting instructions. As mentioned, this is for informational purposes only and should be kept for your records. If there should be any question about the execution of this proxy or the above-mentioned voting instructions, please contact D.F. King, An ASTOne Company at 1-877-213-4687 Monday through Friday between the hours of 10:00 am to 8:00 pm EST.

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